UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On April 13, 2020, the Board of Directors (the “Board”) of CarGurus, Inc. (the “Company”) approved an expense reduction plan to address the impact of the COVID-19 pandemic on the Company’s business (the “Expense Reduction Plan”), pursuant to which the Company is reducing its global workforce by approximately 13%, ceasing operation of its Germany, Italy and Spain marketplaces, and halting expansion efforts in any new international markets. The Company expects to incur total estimated pre-tax restructuring and related charges of approximately $4.3 million during the second quarter of 2020 to implement the Expense Reduction Plan, approximately 75% of which is related to employee severance and related benefits costs, with the remainder attributable to the write-off of long-lived assets from international marketplaces. The Company expects that approximately $2.6 million of these charges will result in future cash expenditures.

Cautionary Language Concerning Forward-Looking Statements

This report includes forward-looking statements. All statements contained in this report other than statements of historical facts, including, without limitation, statements regarding: the Company’s business and global strategy; the size, timing and impact of the Expense Reduction Plan; and the estimated charges and costs expected to be incurred in connection with the Expense Reduction Plan, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “guide,” “intend,” “likely,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and financial trends that it believes may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: risks related to the Company’s rapid growth and ability to sustain its revenue growth rate; the Company’s relationships with dealers; competition in the markets in which the Company operates; market growth; the Company’s ability to innovate and manage its growth; the Company’s ability to expand effectively into new markets; the Company’s ability to realize benefits from its acquisitions and successfully implement the integration strategies in connection therewith; natural disasters, epidemics or pandemics, like COVID-19 that has negatively impacted the Company’s business; the Company’s ability to realize cost savings and achieve other benefits for its business from the Expense Reduction Plan at the levels it expects; the Company’s ability to operate in compliance with applicable laws; as well as other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, filed on February 14, 2020 with the Securities and Exchange Commission (SEC), and subsequent reports that the Company files with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the Company cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this report to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 13, 2020, at the request of the Company’s executive management team and in connection with the Expense Reduction Plan, the Compensation Committee of the Board approved a temporary reduction in the annual base salaries of the following executive officers of the Company, including named executive officers, by 50% over the three-month period commencing with the Company’s April 16, 2020 payroll date: Sam Zales, Chief Operating Officer and President; Jason Trevisan, Chief Financial Officer, Treasurer and President, International; Tom Caputo, Chief Product Officer; Andrea Eldridge, Chief People Officer; Kyle Lomeli, Chief Technology Officer; Kathleen Patton, General Counsel and Secretary; and Sarah Welch, Chief Marketing Officer. The annual base salary for Langley Steinert, the Company’s Chief Executive Officer, remains at $10,000.

Also in connection with the Expense Reduction Plan, on April 13, 2020 the Board voluntarily reduced the annual base cash compensation component of the Company’s 2020 non-employee director compensation program by approximately 50% for a three-month period.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 and in the shareholder letter attached as Exhibit 99.1 hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 16, 2020, the Company issued a shareholder letter regarding the Expense Reduction Plan. A copy of the shareholder letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Shareholder Letter issued by CarGurus, Inc. on April 16, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020	CARGURUS, INC.

/s/ Kathleen B. Patton
Name: Kathleen B. Patton
Title: General Counsel and Secretary